Seligman Portfolios, Inc. (the "Fund")
                                on behalf of its
                           Seligman Frontier Portfolio
                        Seligman Global Growth Portfolio
                   Seligman Global Smaller Companies Portfolio
                     Seligman International Growth Portfolio

                        Supplement, dated March 2, 2001,
                      to the Prospectus, dated May 1, 2000,
                       as supplemented on October 5, 2000

     This Supplement supersedes and replaces in its entirety the Supplement dated October 5, 2000.

Seligman Global Growth Portfolio and Seligman International Growth Portfolio:

     Effective March 2, 2001, the following information supersedes and replaces in its entirety the separate "Portfolio Management" sections of "Global Growth Portfolio" on page P-18 and of "International Growth Portfolio" on page P-34, respectively, of the Fund's Prospectus, dated May 1, 2000.

The Portfolio is managed by the Seligman's Global Growth Team, which is headed by Ms. Marion S. Schultheis.

Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is a Vice President of the Fund and has been Portfolio Manager of the Portfolio since May 1998. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998 and Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 to October 1997. Ms. Schultheis also manages the Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. Ms. Schultheis is also a Vice President of Seligman Global Fund Series, Inc., and the Global Growth Team, which she heads, manages its Seligman International Growth Fund and Global Growth Fund.

Mr. David F. Cooley, Senior Vice President, Investment Officer of Seligman, manages the International Growth Portfolio and the international portfolio of the Global Growth Portfolio of the Fund. He also manages the International Growth Fund and international portfolio of Global Growth Fund, two series of Seligman Global Fund Series, Inc. Mr. Cooley joined Seligman in October 2000 from Gratry and Company, where he was Managing Director, Investments, responsible for the formation of investment policy and the management of global and international portfolios. Prior to that, he was Director of Global Growth Equity for National City Investment Management Company. Prior to that, Mr. Cooley was International Equity Portfolio Manager for Society Asset Management.

Prior to March 31, 2000, Henderson Investment Management Limited (HIML) served as a subadvisor to the Portfolio. HIML, established in 1984, is a wholly owned subsidiary of Henderson, plc, a United Kingdom corporation. For the year ended December 31, 1999, Seligman paid HIML a fee for its services in respect of the Portfolio based on the assets under HIML's supervision. This fee did not affect the fees paid by the Portfolio.

Frontier Portfolio and Global Smaller Companies Portfolio:

     Effective October 5, 2000, the definition of "smaller companies" appearing in the highlighted boxes on pages P-13 and P-19, respectively, of the Fund's Prospectus was revised as follows:

            "Smaller Companies:
             Companies with market capitalization, at the time of purchase by the Portfolio, of $2 billion or less."



SP1S2-3/2001